SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) July 12, 1999




                         ADRENALIN INTERACTIVE, INC.
                         ---------------------------
           (Exact name of registrant as specified in its charter)




      Delaware                        0-27828            13-3779546
      --------                        -------            ----------
(State or other jurisdiction of  (Commission File      (IRS Employer
 incorporation)                   Number)               Identification No.)


            5301 Beethoven Street, Los Angeles, California        90066
            -----------------------------------------------------------
            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:      (310) 821-7880
                                                         --------------

                    -----------------------------------------
        (Former name or former address, if changed since last report)







                          Exhibit Index on Page 6

ITEM 5.     OTHER EVENTS.

On July 12, 1999, the Registrant consummated a $2,000,000 financing pursuant to which it sold 293,255 shares of its Common Stock ("Common Stock") to a single accredited investor for gross proceeds of $1,250,000 ($4.2625 per share, which was 110% of the closing price on Friday, July 9, 1999) and received an irrevocable commitment from the investor to purchase an additional $750,000 of Common Stock upon the consummation of the proposed merger between the Registrant and McGlen Micro, Inc. The $750,000 will be placed into escrow by the investor upon the SEC's approval of the Registrant's definitive proxy statement with respect to the McGlen merger. The price per share to be paid by the investor with respect to the $750,000 will be equal to 110% of the closing bid price of a share of Common Stock on the trading day prior to such funding.

The investor received, at no additional cost, a three year Warrant to purchase 29,325 shares of Common Stock at a purchase price of $4.843 per share (which was 125% of the closing price on Friday, July 9, 1999). Upon the funding of the $750,000, the investor will receive, at no additional cost, an additional three year Warrant covering a number of shares of Common Stock equal to 10% of the Common Stock the investor receives in consideration for such $750,000. Such additional Warrant will have an exercise price equal to 125% of the closing bid price of a share of Common Stock on the trading day prior to such funding.

During the first 90 day period after July 12, 1999, the Registrant may redeem any of the shares sold to the investor at a price equal to the greater of (i) $4.901 or (ii) the closing bid price of Common Stock on the trading day prior to redemption. If the average closing bid price for the Registrant's common stock for the two next successive 90 day periods (subject to certain adjustments) do not equal 115% and 118%, respectively, of the price paid by the investor, the Registrant will issue additional shares to the investor so that the value of the purchased shares plus the additional shares equals 115% or 118%, as applicable, of the applicable purchase price.

The shares of Common Stock sold to the investor are "restricted securities" within the meaning of Rule 144 promulgated by the SEC under the Securities Act of 1933, as amended. The Registrant will file a registration statement with respect to such Common Stock within 30 days after the closing, and will cause the registration statement to become effective no later than 90 days after the closing and to stay effective for at least two years. The Registrant will be subject to certain penalties, payable in cash, upon its failure to timely file such registration statement or to register such Common Stock in a timely manner subject to certain exceptions. After the registration statement becomes effective, the investor may not sell more than 33% of the investor's common stock on a cumulative basis in any 30 day period.

Pursuant to the terms of the Common Stock Purchase Agreement (the "Purchase Agreement") governing the sale of the Common Stock to the investor, the Registrant is restricted under certain circumstances from offering or selling its Common Stock or securities convertible into Common Stock without the investor's prior written consent until the date which is 180 days after the latter of the effective date of the above-referenced registration statement or the funding of the $750,000 (the "Restrictive Period"). Such consent is not required in connection with securities sold pursuant to the McGlen merger, securities sold in an underwritten public offering with gross proceeds of at least $10,00,000, securities sold for an effective price per share of Common Stock equal to or greater than the weighted average of the price per share paid by the investor that are "restricted securities" throughout the Restrictive Period, certain grants of stock options and other compensatory awards to directors, employees or consultants of the Registrant and under certain other circumstances. The Purchase Agreement also provides that the Registrant is not obligated to issue shares if such issuance would violate the Nasdaq rules relating to limitations on the amount of shares that can be issued without shareholder approval. The Registrant has agreed to seek such approval or, in the event it is unable to do so, to redeem such number of shares of Common Stock held by the investor so that such limitations are not violated. The Purchase Agreement also contains penalty provisions in the event that the Registrant is unable to deliver unlegended shares of Common Stock when required to do so thereunder and as permitted under applicable securities laws and if the Registrant is unable to meet its obligations with respect to the repricing provisions described above.

The proceeds raised from the offering will be used to fund immediate operational obligations of the Registrant, payables, expenses arising from the previously announced merger with McGlen, including legal and accounting fees, other merger related expenses and for loans to McGlen.

The foregoing description of the terms of the financing is qualified in its entirety by the terms of the Common Stock Purchase Agreement dated July 12, 1999 between the Registrant and the investor which is filed herewith as an exhibit.

                          -------------------------

The offer and sale of the securities referred to herein have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or qualified under any state or non-U.S. securities laws, such securities are being offered and sold in reliance on the exemptions afforded by Regulation D promulgated under the Securities Act. The securities may not be transferred or resold without registration and qualification under the Securities Act and applicable state and non-U.S. securities laws, unless an exemption from registration and qualification under the Securities Act and such laws is then available.

The ability of the Registrant to consummate the McGlen merger is subject to satisfaction of various conditions, including regulatory and shareholder approval, as disclosed in previous filings by the Registrant with the Securities and Exchange Commission. Accordingly, the Registrant can give no assurance that such merger will be consummated. If such merger is not consummated or certain other closing conditions are not met, the investor will not be obligated to fund the $750,000 referenced above.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (C)   EXHIBITS

            (4.1) Common Stock Purchase Agreement dated July 12, 1999 between the Registrant and Escalade Investors, LLC.

            (4.2) Registration Rights Agreement dated July 12, 1999 between the
                  Registrant and Escalade Investors, LLC.

            (4.3) Form of Warrant.

            (4.4) Form of Escrow Instructions.

            (99)  Press release dated July 12, 1999 issued by the Registrant.

                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    ADRENALIN INTERACTIVE, INC.


Dated:  July 12, 1999               By:  /s/ Jay Smith, III
                                         ____________________________
                                         Jay Smith, III, President and
                                         Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit                                                                  Page
-------                                                                  ----


(4.1) Common Stock Purchase Agreement dated July 12, 1999 between
      the Registrant and Escalade Investors, LLC.                          7

(4.2) Registration Rights Agreement dated July 12, 1999 between the
      Registrant and Escalade Investors, LLC.                             36

(4.3) Form of Warrant.                                                    51

(4.4) Form of Escrow Instructions.                                        60

99    Press Release dated July 12, 1999 issued by the Registrant.         66

                                                                 Exhibit 4.1
                                                                 -----------

                       COMMON STOCK PURCHASE AGREEMENT


      COMMON STOCK PURCHASE AGREEMENT (this "Agreement") by and between ADRENALIN INTERACTIVE, INC., a Delaware corporation (the "Company"), and ESCALADE INVESTORS LLC, a Delaware limited liability company ("Purchaser"), is dated as of July 12, 1999.


                                  RECITALS

      A. Purchaser desires to purchase, and the Company desires to sell, shares of the Company's common stock, on the terms and conditions as are set forth below.

      B. The parties intend that the issuance of the shares as anticipated by this Agreement shall be accomplished without registration under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and without registration or qualification under the securities laws of any state or other jurisdiction in reliance on exemptions from the registration requirements of the Securities Act, including without limitation Regulation D under the Securities Act and Section 4(2) of the Securities Act, provided, however, that except as expressly otherwise provided in this Agreement, nothing in this Agreement shall act or be construed as a limitation on Purchaser's right to sell any of the securities to be acquired pursuant to this Agreement pursuant to the registration statement contemplated by the Registration Rights Agreement (as defined below), or other provisions of the Registration Rights Agreement or in accordance with applicable laws.

      THEREFORE, in consideration of the mutual promises and covenants set forth below and for other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge by their signatures below, the parties agree as follows (capitalized terms shall have the meanings ascribed to such terms in Exhibit A hereto, unless otherwise indicated):

                                  AGREEMENT

      1.    Purchase of Common Stock.
            ------------------------

            1.1 Initial Shares. Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to Purchaser, and Purchaser agrees to acquire from the Company, at the Initial Closing, 293,255 shares of Common Stock (the "Initial Shares") at a per share purchase price of $4.2625 (the "Initial Purchase Price"), for an aggregate purchase price of One Million Two Hundred Fifty Thousand Dollars ($1,250,000).

            1.2 Additional Shares. Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to Purchaser, and Purchaser agrees to acquire from the Company, at the Additional Closing, a number of shares of Common Stock determined in accordance with the following formula (the "Additional Shares"):

      $750,000 / Closing Bid Price on the Business Day immediately prior to the Additional Closing Date / 1.1.

The purchase price payable by Purchaser for each Additional Share (the "Additional Purchase Price") shall equal 110% of the Closing Bid Price on the Business Day immediately prior to the Additional Closing Date.

      2.    Closings, Repricings and Escrow.
            -------------------------------

            2.1 Initial Closing. The Initial Closing shall take place at 3:00 p.m. on July 12, 1999 at the offices of Krieger & Prager, Esqs. or at such other place, time or date as the parties may mutually agree to in writing. At the Initial Closing,

                  (a) the Company shall deliver to Purchaser (i) a certificate or certificates evidencing the Initial Shares, (ii) the Registration Rights Agreement, duly executed on behalf of the Company, and (iii) the Initial Warrant, duly executed on behalf of the Company; and

                  (b) Purchaser shall deliver to the Company (i) the Initial Purchase Price times the number of Initial Shares, in U.S. dollars by wire transfer of immediately available funds to an account designated by the Company, and (ii) the Registration Rights Agreement, duly executed on behalf of Purchaser.

Time is of the essence with respect to such payments, and failure by Purchaser to make such payments shall allow the Company to cancel this Agreement.

            2.2 Additional Closing. The Additional Closing shall take place at 2:00 p.m. on the third (3rd) Business Day after the closing of the McGlen Merger, at the offices of the Escrow Agent or at such other place, time or date as the parties may mutually agree to in writing. At the Additional Closing,

                  (a) the Company shall deliver to the Escrow Agent the stock certificate evidencing the Additional Shares and the Additional Warrant (collectively, the "Additional Certificates"), duly executed on behalf of the Company; and

                  (b) Purchaser shall deliver written instructions to the Escrow Agent to deliver to the Company (against receipt of a certificate or certificates evidencing the Additional Shares), the Escrow Funds in U.S. dollars by wire transfer of immediately available funds to an account designated by the Company.

            2.3 Repricing of Shares. Subject to Section 8.4, Purchaser shall have the right to reprice the Initial Shares and the Additional Shares in accordance with this Section 2.3.

                  (a) If Purchaser desires to have Initial Shares and/or Additional Shares repriced pursuant to this Section 2.3(a), Purchaser must deliver to the Company by facsimile, within five business days after the end of the Initial Repricing Period, a notice setting forth its desire to have some or all of the Initial Shares and/or the Additional Shares repriced pursuant to this
Section 2.3(a), which notice shall separately state the number of Initial Shares and the number of Additional Shares to be so repriced, as relevant (the "Section 2.3(a) Repriced Shares"). If the average of the Closing Bid Prices during the Initial Repricing Period (the "Initial Repricing Price") does not equal or exceed 115% of the Relevant Purchase Price, the Company shall issue to Purchaser a number of shares of Common Stock determined in accordance with the following formula (the "Initial Repricing Shares"):

      ((1.15 x Relevant Purchase Price) - Initial Repricing Price) x (# of relevant Section 2.3(a) Repriced Shares) / Initial Repricing Price.

This calculation shall be made separately for the Initial Shares and the Additional Shares which Purchaser has requested to be repriced based upon the applicable Relevant Purchase Price.

                  (b) If Purchaser desires to have Initial Shares and/or Additional Shares (which were not repriced pursuant to Section 2.3(a) above) repriced pursuant to this Section 2.3(b), Purchaser must deliver to the Company by facsimile, within five business days after the end of the Second Repricing Period, a notice setting forth its desire to have Initial Shares and/or Additional Shares repriced pursuant to this Section 2.3(b), which notice shall separately state the number of Initial Shares and the number of Additional Shares to be so repriced, as relevant (the "Section 2.3(b) Repriced Shares"). If the average of the Closing Bid Prices during the Second Repricing Period (the "Second Repricing Price") does not equal or exceed 118% of the Relevant Purchase Price, the Company shall issue to Purchaser a number of shares of Common Stock determined in accordance with the following formula (the "Second Repricing Shares"):

      ((1.18 x Relevant Purchase Price) - Second Repricing Price) x (# of relevant Section 2.3(b) Repriced Shares) / Second Repricing Price.

This calculation shall be made separately for the Initial Shares and the Additional Shares which Purchaser has requested to be repriced based upon the applicable Relevant Purchase Price.

                  (c) The Company shall make delivery of the Repricing Shares in duly registered shares of Common Stock of the Company, bearing legends identical to those that the Initial Shares and the Additional Shares then bear.

                  (d) Any days otherwise within a Repricing Period during which the Registration Statement required by the Registration Rights Agreement is suspended shall not count either for purposes of calculating the 90 days of such Repricing Period or for determining the relevant Repricing Price and the Repricing Period shall be extended for such purposes by such number of days.

            2.4 Restriction on Resale. Notwithstanding anything to the contrary contained herein or in the Registration Rights Agreement, Purchaser agrees that during each thirty (30) day period commencing on the earlier of (a) ninety (90) days after the Initial Closing Date, or (b) the Effective Date, Purchaser may not sell on a cumulative basis more than 33% of the aggregate of the Initial Shares, Warrant Shares, Additional Shares and Repricing Shares issued to Purchaser; provided, however, that if the Effective Date occurs prior to ninety
(90) days from the date hereof, Purchaser may sell any or all of the shares, and in such event, the Purchaser shall waive its repricing rights with respect to such shares sold prior to such ninety (90) day period.

            2.5 Escrow. Within three (3) Business Days after the Company has delivered a written notice to Purchaser that the SEC has approved the proxy statement soliciting the consent of the Company's shareholders for the McGlen Merger,

                  (a) the Company shall deliver to the Escrow Agent the Joint Escrow Instructions, duly executed on behalf of the Company; and

                  (b) Purchaser shall deliver to the Escrow Agent, (i) the Joint Escrow Instructions, duly executed on behalf of Purchaser, and (ii) $750,000.00, in U.S. dollars by wire transfer of immediately available funds to such account as may be designated by the Escrow Agent.

      3. Representations and Warranties of Purchaser. To induce the Company's acceptance of this Agreement, Purchaser hereby certifies, represents and warrants to the Company and its agents and attorneys as follows, which representations and warranties are solely for the benefit of the Company and may be waived in whole or in part at any time prior to Closing by the Company:

            3.1 Intent. Purchaser will be acquiring the Securities for its own account, and Purchaser has no present arrangement (whether or not legally binding) to sell any of the Securities to or through any Person; provided, however, that by making the representations herein, Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with U.S. federal and state securities laws applicable to such disposition and any restrictions imposed on such transfer by this Agreement or the instruments and documents executed in connection with this Agreement. Purchaser understands that the Securities must be held indefinitely unless the Securities are subsequently registered under the Securities Act or an exemption from registration is available. Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act.

            3.2 Sophisticated Investor; Domicile. Purchaser and each of its members is a "sophisticated investor" (as described in Rule 506(b)(2)(ii) of Regulation D) and an "accredited investor" (as defined in Rule 501(a) of Regulation D), and Purchaser has such knowledge and experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Company's securities. Purchaser was not formed exclusively for the purpose of entering into the transactions contemplated hereby. Purchaser is domiciled in the State of New York.

            3.3 Ability of Purchaser to Bear Risk of Investment. Purchaser acknowledges that the Securities are speculative investments and involve a high degree of risk and Purchaser is able to bear the economic risk of an investment in the Securities, and, at the present time, is able to afford a complete loss of such investment.

            3.4 Authority. This Agreement has been duly authorized and validly executed and delivered by Purchaser and (assuming due authorization and valid execution by the Company) is a legal, valid and binding agreement of Purchaser enforceable against Purchaser in accordance with its terms, subject to general principles of equity and to bankruptcy, insolvency or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application. The person or persons executing this Agreement and all exhibits to this Agreement and documents or instruments executed in connection with this Agreement on behalf of Purchaser have all requisite authority to do so on behalf of Purchaser.

            3.5 Brokers, Finders. Purchaser has taken no action which would give rise to any claim by any Person for brokerage commission, finder's fees or similar payments by the Company relating to this Agreement or the transactions contemplated hereby. The Company shall have no obligation with respect to such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.5 that may be due in connection with the transactions contemplated hereby, except as expressly provided in
Section 4.14.

            3.6 Organization; Authority. Purchaser is an entity organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and to carry out its obligations thereunder. The acquisition of the Securities and the payment of the purchase price therefor by Purchaser have been duly authorized by all necessary action on the part of Purchaser.

            3.7 Absence of Conflicts. The execution and delivery of this Agreement and any other document or instrument executed in connection herewith (collectively with this Agreement, the "Transaction Documents"), and the consummation of the transactions contemplated by the Transaction Documents, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Purchaser, or the provision of any indenture, instrument or agreement to which Purchaser is a party or is subject, or by which Purchaser or any of its assets is bound, or conflict with or constitute a material default thereunder, or require the approval of any third-party pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Purchaser is subject or to which any of its assets, operations or management may be subject.

            3.8 Disclosure; Access to Information. Purchaser has received copies of or has had access to all documents, records, books and other information pertaining to Purchaser's investment in the Company and the Securities that have been requested by Purchaser. Purchaser has been afforded the opportunity to ask questions of and receive answers from the Company and its management concerning all aspects of the Company and of this transaction. Purchaser further acknowledges that it understands that the Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Purchaser has reviewed or received copies of any such reports that have been requested by it. Purchaser further acknowledges that it has been provided with copies of the Company's certificate of incorporation, as amended (the "Certificate"), and the Company's by-laws (the "By-Laws").

            3.9 Manner of Sale. At no time was Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising with respect to the Securities.

            3.10 Accuracy of Other Materials. To the extent Purchaser has received from the Company documents or other materials which constitute summaries, projections, forecasts or estimates, Purchaser acknowledges the following with respect to such documents or other materials: Such documents or other materials are intended to illustrate projected financial and other results based upon a set of assumptions (in some cases based on information obtained by the Company from outside sources) the Company views as reasonable and obtainable; all such summaries, projections, forecasts or estimates pertaining to revenue growth, profitability and other similar financial or market data are forward-looking statements; such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected; and no representations or warranties of future performance by or market trends for the Company are intended, and such are expressly disclaimed.

            3.11 Accuracy of Representations and Information. All representations made by Purchaser in this Agreement and all documents and instruments related to this Agreement, and all information provided by Purchaser to the Company concerning Purchaser are correct and complete in all material respects as of the date hereof.

      4. Representations and Warranties of the Company. Except as otherwise set forth in the schedules hereto, the Company hereby represents and warrants to Purchaser as follows, which representations and warranties are solely for the benefit of Purchaser and may be waived in whole or in part by Purchaser at any time prior to Closing:

            4.1 Company Status. The Company has registered the Common Stock pursuant to Section 12(g) of the Exchange Act, is in full compliance with all reporting requirements of the Exchange Act, and the Company has maintained all requirements for the continued listing of the Common Stock, and such Common Stock is currently listed on the Nasdaq SmallCap Market.

            4.2 Current Public Information. The Company has furnished or made available to Purchaser true and correct copies of all registration statements, reports and documents, including proxy statements (other than preliminary proxy statements), filed with SEC by or with respect to the Company since December 31, 1997 and prior to the date of this Agreement, pursuant to the Securities Act or the Exchange Act (collectively, the "SEC Documents"). The SEC Documents are the only filings made by or with respect to the Company since December 31, 1997 pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act or pursuant to the Securities Act. The Company has filed all reports, schedules, forms, statements and other documents required to be filed under Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act since January 1, 1996 and prior to the date of this Agreement. The Company meets the "Registrant Requirement" for eligibility to use Form S-3 under the Securities Act in order to register the Company's Common Stock for resales.

            4.3 No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

            4.4 Valid Issuance of Common Stock. The Company has an authorized capitalization consisting of 20,000,000 shares of Common Stock, and 100,000 shares of blank check preferred stock, par value $.01 per share. As of the date of this Agreement, the Company has issued and outstanding approximately 3,229,922 shares of Common Stock. The number of shares of Common Stock are subject to issuance upon the conversion or exercise of presently issued and outstanding warrants and options of the Company are as set forth in Schedule
4.4. Schedule 4.4 sets forth the number of shares of Common Stock which are reserved for issuance under the Company's existing stock option plans. No shares of the Company's preferred stock are issued and outstanding. All of the shares of Common Stock outstanding have been duly and validly authorized and issued and are fully paid and non-assessable. Except as set forth above or as disclosed in
Schedule 4.4, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of the Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of it Subsidiaries is or may become bound to redeem or issue additional shares of capital stock of the Company or any of the Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of the Subsidiaries, (ii) there are no outstanding debt securities, other than indebtedness to banks and other institutional lenders set forth on Schedule 4.4, and (iii) there are no agreements or arrangements under which the Company or any of the Subsidiaries is obligated to register the sale of any of their securities under the Securities Act. Except as disclosed in Schedule 4.4, there are no securities or instruments containing any anti-dilution, right of first refusal, preemptive rights or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement. Upon issuance of the Securities, such securities will be duly and validly issued, fully paid and non-assessable.

            4.5 Organization and Qualification. The Company is a corporation duly incorporated and existing in good standing under the laws of the Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company does not have any Subsidiaries, except for those listed on Schedule 4.5 attached to this Agreement (the "Subsidiaries"). The Subsidiaries are duly incorporated and existing in good standing under the laws of the jurisdiction of their incorporation. The Company and each of the Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect. "Material Adverse Effect" means any effect on the business, operations, properties or financial condition of the entity or entities with respect to which such term is used and which is material and adverse to such entity or to other entities controlling or controlled by such entity, and/or any condition or situation which would prohibit or otherwise interfere with the ability of the entity or entities with respect to which said term is used to enter into and perform its obligations under the Transaction Documents.

            4.6 Authorization: Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform under the Transaction Documents and to issue the Securities in accordance with the terms of the Transaction Documents, (ii) the execution, issuance and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its board of directors or stockholders is required, (iii) the Transaction Documents have been duly executed and delivered by the Company, and
(iv) the Transaction Documents (assuming due authorization and valid and legal execution by Purchaser) constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

            4.7 Corporate Documents. The Company has furnished or made available to Purchaser true and correct copies of the Certificate and the Bylaws.

            4.8 No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Securities, do not and will not (i) result in a violation of the Company's Certificate or By laws, or (ii) conflict with, or result in a breach of or forfeiture of any rights (or result in an event which with notice or lapse of time or both would become a breach of or forfeiture of any rights) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of the Subsidiaries is a party, or (iii) result in a violation of any federal or state law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of the Subsidiaries or by which any property or asset of the Company or any of the Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations which either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Securities in accordance with the terms of this Agreement (other than any SEC, NASD or state securities filings which may be required to be made by the Company subsequent to any closing hereunder, and any registration statement which may be filed in furtherance of this Agreement); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of Purchaser herein. Neither the Company nor any of the Subsidiaries is in violation of any material term of or in material default under its Certificate or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree of order or any statute, rule or regulation applicable to the Company or the Subsidiaries, which has not been duly waived as of the date of this Agreement.

            4.9 SEC Documents. As of their respective dates, the SEC Documents complied, and all similar documents filed with the SEC prior to each Closing Date will comply, in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained, nor will any similar document filed with the SEC prior to each Closing Date contain, any untrue statement of a material fact or omitted or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents, as of the dates thereof, complied, and all similar documents filed with the SEC prior to each Closing Date will comply, as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC and other applicable rules and regulations with respect thereto. Such financial statements were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements as permitted by Form 10-QSB of the SEC) and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

            4.10 No Undisclosed Liabilities. Except to the extent described in
Schedule 4.10, the Company and the Subsidiaries have no liabilities or obligations of a financial nature (whether accrued, absolute, contingent or otherwise), which are material, individually or in the aggregate, and are not disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's or the Subsidiaries' respective businesses consistent with past practice since December 31, 1996, and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company.

            4.11 Litigation and Other Proceedings. Except as may be set forth in the SEC Documents or otherwise disclosed in writing to Purchaser, there are no lawsuits or proceedings pending or to the best knowledge of the Company threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which might have a Material Adverse Effect on the Company or which might materially adversely affect the transactions contemplated by this Agreement. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, to the best knowledge of the Company, requested of any court, arbitrator or governmental agency which might result in a Material Adverse Effect or which might materially adversely affect the transactions contemplated by this Agreement.

            4.12 Other Documents or Materials. With respect to any document or other materials received by Purchaser from the Company or its representatives other than the Transaction Documents and the SEC Documents, (i) the Company has no reason to believe any of such documents and materials or any projections contained therein, as of the date of such other documents or materials, contained material errors or misstatements or do not adequately describe the status of the development of the Company's technologies or its business as of such date, and (ii) such documents, materials and projections were prepared by the Company and its management in good faith.

            4.13 Nature of Company. The Company is not an open ended investment company or a unit investment trust, registered or required to be registered, or a closed end investment company required to be registered, but not registered, under the Investment Company Act of 1940.

            4.14 Brokers, Finders. Except for payment of fees to Caldwell Capital Corp., payment of which is the sole responsibility of the Company, the Company has taken no action which would give rise to any claim by any person for brokerage commission, finder's fees or similar payments by Purchaser relating to this Agreement or the transactions contemplated hereby. Purchaser shall have no obligation with respect to such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 4.14 that may be due in connection with the transactions contemplated hereby.

            4.15 Absence of Certain Changes. Since December 31, 1998, no Material Adverse Effect has been suffered by, and no material adverse development has occurred in the business, properties, operations, financial condition or results of operations of the Company or the Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of the Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

            4.16 Intellectual Property Rights. The Company and the Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. None of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or are expected to expire or terminate in the near future. The Company and the Subsidiaries do not have any knowledge of any infringement by the Company or the Subsidiaries of trademarks, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secrets or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, there is no claim, action or proceeding being made or brought against, or to the best knowledge of the Company, being threatened against, the Company or the Subsidiaries regarding trademark, trade name, patent, patent rights, invention, copyright, license, service name, service mark, service mark registration, trade secret or other infringement; and the Company and the Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and the Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

            4.17 Internal Accounting Controls. The Company is aware of no respect in which its system of internal accounting controls is not sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with managements's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            4.18 Tax Status. The Company and the Subsidiaries have made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports, declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports, or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

            4.19 Certain Transactions. Except as set forth in Schedule 4.19 or in the SEC Documents and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options, none of the officers, directors, or employees of the Company (or any spouse or relative of any such person) is presently a party to any transaction with the Company (other than for services as employees, officers, consultants and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

            4.20 Dilution. The Repricing Shares may increase substantially in certain circumstances, including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines during the one hundred eighty (180) day period following the Initial Closing Date or the Effective Date, as may be applicable. The Company's executive officers and directors have studied and fully understand the nature of the transactions contemplated by this Agreement and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Repricing Shares is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

            4.21 Nasdaq Listing. The Company's Common Stock is presently quoted on the Nasdaq SmallCap Market under the symbol "ADRN". The Company is not in receipt of any written notice from any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it is or has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such stock exchange, market or trading facility or that the Common Stock will be delisted from such stock exchange, market or trading facility, except that the Company has been notified by Nasdaq that the McGlen Merger will constitute a "reverse merger" within the meaning of Nasdaq's rules and as a result the Company will need to reapply for listing on Nasdaq in connection with the McGlen Merger.

            4.22 No Integrated Offering. Neither the Company nor any of its affiliates nor any person acting on its or their behalf has, directly or indirectly, at any time since December 31, 1998, made any offer or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D in connection with the offer and sale of the Securities as contemplated hereby.

      5. Use and Disposition of Proceeds. The Company will use the proceeds from the sale of the Common Stock (excluding amounts paid by the Company for legal fees and finder's fees in connection with the sale to Purchaser) for working capital, for outstanding indebtedness, for expenses in connection with the McGlen Merger and for loans to McGlen Micro, Inc. but shall not, directly or indirectly, use such proceeds for investment in any other affiliate or to repay debt to affiliates.

      6. Company Reliance on Purchaser's Representations. Purchaser understands that the Company is relying on the truth and accuracy of the representations and warranties made herein by Purchaser in offering the Securities for sale and in relying upon applicable exemptions available under the Securities Act and applicable state securities laws.

      7. Restricted Shares. Purchaser understands and acknowledges that the Securities have not been, and will not as of the time issued be, registered under the Securities Act and that they will be issued in reliance upon exemptions from the registration requirements of the Securities Act, and thus cannot be resold unless they are included in an effective registration statement filed under the Securities Act or unless an exemption from registration is available for such resale. With regard to the restrictions on resales of the Securities, Purchaser is aware (a) that the Company will issue stop transfer orders to its stock transfer agent in the event of attempts to improperly transfer any Securities; and (b) that a restrictive legend will be placed on certificates representing the Securities, which legend will read substantially as follows:

      THESE SECURITIES ARE NOT REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND REGULATIONS PROMULGATED UNDER THE ACT, INCLUDING EXEMPTIONS UNDER SECTIONS 3(b) AND 4(2) OF THE ACT AND THE PROVISIONS OF REGULATION D UNDER SUCH ACT, AND SIMILAR EXEMPTIONS UNDER STATE LAW. ACCORDINGLY, THESE SECURITIES MAY NOT BE RESOLD, TRANSFERRED, PLEDGED, ASSIGNED OR HYPOTHECATED UNLESS SUCH SECURITIES ARE COVERED BY AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT IS AVAILABLE AND THE COMPANY HAS RECEIVED AN OPINION OF SECURITIES COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH EXEMPTION IS AVAILABLE.

The legend set forth above shall be promptly removed, and the Company shall issue a certificate without such legend to the holder of any of the Securities upon which such legend is stamped (or to the holder's assignee), if, unless otherwise required by state securities laws, (i) such securities are registered for resale, or have been sold, under an effective registration statement under the Securities Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the Securities Act, or (iii) such holder provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 promulgated under the Securities Act without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold. Notwithstanding the removal of the legend set forth above, in the event the Securities are registered for resale on an effective registration statement, the Company reserves the right to affix a legend on certificates representing the Securities that any selling shareholder named in the registration statement must comply with the prospectus delivery requirements of the Securities Act in connection with any resale. The Company shall bear the cost of the removal of any legend as anticipated by this Section 7.

      8. Other Covenants of the Company.
         ------------------------------

            8.1 Furnishing of Information. As long as Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. If at any time prior to the date on which Purchaser may resell all of the Securities without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act (as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent for the benefit of and enforceable by Purchaser) the Company is not required to file reports pursuant to such sections, it will prepare and furnish to Purchaser and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act.

            8.2 Listing of Securities. The Company shall (a) not later than the Effective Date, prepare and file with the Nasdaq SmallCap Market (as well as any other national securities exchange, market or trading facility on which the Common Stock is then listed) an additional shares listing application covering the Securities, (b) take all steps necessary to cause the Securities to be approved for listing on the Nasdaq SmallCap Market (as well as on any other national securities exchange, market or trading facility on which the Common Stock is then listed) as soon as possible thereafter, and (c) provide to Purchaser evidence of such listing, and the Company shall maintain the listing of the Common Stock on such exchange or market.

            8.3 Certain Agreements. The Company covenants and agrees that it will not, without the prior written consent of Purchaser, enter into any subsequent or further offer or sale of Common Stock or securities convertible into Common Stock with any third party until the date which is one hundred eighty (180) days after the later of the Additional Closing Date or the Effective Date (the "Restrictive Period"). The foregoing restriction shall not apply to the issuance of shares of Common Stock (or securities convertible into or exercisable for shares of Common Stock):

                  (a) issued pursuant to an underwritten public offering with gross proceeds to the Company of at least ten million dollars ($10,000,000);

                  (b) issued at an effective price per share of Common Stock equal or greater to the Initial Purchase Price, if issued before the Additional Closing Date, or the weighted average of the Initial Purchase Price and the Additional Purchase Price, if issued after such date, provided such securities are restricted securities (within the meaning of Rule 144) throughout the Restrictive Period and that such securities do not have repricing rights;

                  (c) issued in connection with the McGlen Merger, provided such securities are restricted securities (within the meaning of Rule 144) throughout the Restrictive Period;

                  (d) to directors, employees or consultants of the Company or any Subsidiaries as compensation, not exceeding 10% of the total outstanding shares of capital stock of the Company, provided such securities are restricted securities (within the meaning of Rule 144) throughout the Restrictive Period;

                  (e) in connection with any stock split, stock dividend or recapitalization; and

                  (f) upon conversion or exercise of any convertible or derivative securities outstanding on the date hereof, as set forth on Schedule 4.4.

            8.4 Limitation on Issuance of Shares. The parties acknowledge that the Company may be limited in the number of shares of Common Stock it may issue by applicable NASDAQ rules without obtaining shareholder approval ("Cap Regulations"). To the extent the Company cannot issue Repricing Shares and shares issuable upon exercise of the Warrants without violating the Cap Regulations, the Company shall provide notice thereof to the Purchaser specifying the number of shares that may not be repriced or issued pursuant to the Warrants because of the Cap Regulations and the Company shall be relieved of the obligation to issue such shares if it is unable to obtain the required shareholder vote as provided below. On receipt of such notice, Purchaser's request with respect to the issuance of Repricing Shares or shares upon exercise of the Warrants shall be deemed reduced by the number permitted under the Cap Regulations and Purchaser shall have the option, exercisable in its sole and absolute discretion, to require the Company to redeem Initial Shares or Additional Shares (other than Section 3.2(a) Repriced Shares or Section 3.2(b) Repriced Shares) for an amount in cash equal to 120% of the Initial Purchase Price or the Additional Purchase Price, as applicable. Company's obligation to redeem such shares shall be suspended during any period in which such redemption would be prohibited by law. The Company agrees to include a resolution in its proxy statement filed with respect to the McGlen Merger for the approval of the issuance of all securities to Purchaser pursuant to or contemplated by this Agreement. The foregoing sentence shall not be construed to obligate the Company to file any such proxy statement in the event that the McGlen Merger is abandoned. Notwithstanding the foregoing, the Company agrees that the Company shall, in connection with its next annual meeting, solicit the consent of its shareholders for the issuance of shares that would otherwise violate the Cap Regulations but for such consent.

            8.5 Available Shares. The Company shall have at all times authorized and reserved for issuance, free from preemptive rights, 200% of the number of Initial Shares sufficient to yield the Repricing Shares.

            8.6 Reimbursement. If (i) Purchaser, other than by reason of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by any stockholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by the Transaction Documents, or if Purchaser is impleaded in any such action, proceeding or investigation by any Person, or (ii) Purchaser, other than by reason of its gross negligence or willful misconduct or by reason of its trading of the Common Stock in a manner that is illegal under applicable securities laws, becomes involved in any capacity in any action, proceeding or investigation brought by the SEC against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by the Transaction Documents, or if Purchaser is impleaded in any such action, proceeding or investigation by any Person, then in any such case, the Company will reimburse Purchaser for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which Purchaser is a named party, the Company will pay Purchaser the charges, as reasonably determined by Purchaser, for the time of any officers or employees of Purchaser devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearing, trials, and other proceedings relating to the subject matter of this Agreement. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of Purchaser who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of Purchaser and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, Purchaser and any such Affiliate and any such Person. The Company also agrees that neither any Purchaser nor any such Affiliate, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Transaction Documents except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of Purchaser or any inaccuracy in any representation or warranty of Purchaser contained in herein or any breach by Purchaser of any of the provisions hereof.

      9.    Transfer Agent Instructions.
            ---------------------------

            9.1 Irrevocable Instructions. The Company will irrevocably instruct its transfer agent to issue securities from time to time in such amounts as shall be required hereunder and as specified from time to time by the Company to the transfer agent, bearing the restrictive legend specified in Section 7 of this Agreement prior to registration of the Securities under the Securities Act, registered in the name of Purchaser or its nominee and in such denominations to be specified by Purchaser in connection with each closing hereunder. The Company warrants that no instruction other than such instructions referred to in this
Section 9 and stop transfer instructions to give effect to Section 7 hereof prior to registration and sale of the Securities under the Securities Act will be given by the Company to the transfer agent and that the securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement, and applicable law. Nothing in this Section 9 shall affect in any way Purchaser's obligations and agreement to comply with all applicable securities laws upon resale of the Securities.

            9.2 Transmission of Certificates. Subject to Section 7, the Company will transmit the certificates representing any unlegended securities to be issued to Purchaser via express courier, by electronic transfer or otherwise, within three (3) business days after receipt by the Company of the certificate representing the legended Common Stock or the date unlegended Common Stock is required to be issued pursuant to Section 7, as applicable (the "Delivery Date").

            9.3 Delay. The Company understands that a delay in the issuance of the securities beyond the Delivery Date could result in economic loss to

Purchaser. As compensation to Purchaser for such loss, the Company agrees to pay late payments to Purchaser for late issuance of unlegended securities, including Repricing Shares, valued at Relevant Repricing Price, in accordance with the following schedule (where "No. Days Late" is defined as the number of days beyond five (5) business days from Delivery Date):

                                          Late Payment For Each
            No. Days Late                 $10,000 of Common Stock
            -------------                 -----------------------

                    1                           $100
                    2                           $200
                    3                           $300
                    4                           $400
                    5                           $500
                    6                           $600
                    7                           $700
                    8                           $800
                    9                           $900
                   10                           $1,000
                  >10                           $1,000 +$200 for each Business
                                                       Day Late beyond 10 days

The Company shall pay any payments incurred under this Section 9.3 in immediately available funds upon demand. Nothing herein shall limit Purchaser's right to pursue actual damages for the Company's failure to issue and deliver the unlegended securities to Purchaser.

            9.4 Cover. If, by the relevant Delivery Date, the Company fails for any reason to deliver the unlegended Shares to be issued pursuant to Section 9.2 and after such Delivery Date, Purchaser purchases, in an open market transaction or otherwise, shares of Common Stock (the "Covering Shares") in order to make delivery in satisfaction of a sale of Common Stock by Purchaser (the "Sold Shares"), which delivery Purchaser anticipated to make using the shares to be issued upon such conversion (a "Buy-In"), the Company shall pay to Purchaser, in addition to all other amounts contemplated in other provisions of the Transaction Documents, and not in lieu thereof, the Buy-In Adjustment Amount (as defined below). The "Buy-In Adjustment Amount" is the amount equal to the excess, if any, of (x) Purchaser's total purchase price (including brokerage commissions, if any) for the Covering Shares over (y) the net proceeds (after brokerage commissions, if any) received by Purchaser from the sale of the Sold Shares. The Company shall pay the Buy-In Adjustment Amount to the Company in immediately available funds immediately upon demand by Purchaser. By way of illustration and not in limitation of the foregoing, if Purchaser purchases shares of Common Stock having a total purchase price (including brokerage commissions) of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for net proceeds of $10,000, the Buy-In Adjustment Amount which Company will be required to pay to Purchaser will be $1,000.

            9.5 Electronic Transfer. In lieu of delivering physical certificates representing the unlegended securities issuable after the Effective Date as provided in Section 7, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of Purchaser and its compliance with the provisions contained in this paragraph, so long as the certificates therefor do not bear a legend and Purchaser thereof is not obligated to return such certificate for the placement of a legend thereon, the Company shall use its reasonable best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to Purchaser by crediting the account of Purchaser's Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

            9.6 Redemption. If, at any time (a) the Company challenges, disputes or denies the right of Purchaser to validly exercise its rights under Section
2.3 or otherwise dishonors or rejects any valid exercise of those rights or (b) any third party who is not and has never been an Affiliate of Purchaser commences any lawsuit or proceeding or otherwise asserts any claim before any court or public or governmental authority which seeks to challenge, deny, enjoin, limit, modify, delay or dispute the exercise of those rights, then Purchaser shall have the right, by written notice to the Company, to require the Company to promptly redeem the Initial Shares for cash at a redemption price equal to one hundred thirty-five percent (135%) of the Initial Purchase Price. Under any of the circumstances set forth above, the Company shall be responsible for the payment of all costs and expenses of Purchaser, including reasonable legal fees and expenses, as and when incurred in disputing any such action or pursuing its rights hereunder (in addition to any other rights of Purchaser). The Company's obligation to redeem such shares shall be suspended during any period in which such redemption would be prohibited by law.

            9.7 Bankruptcy. Purchaser shall be entitled to exercise its right under Section 2.3 notwithstanding the commencement of any case under 11 U.S.C.
Section 101 et seq. (the "Bankruptcy Code"). In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. Section 362 in respect of the holder's repricing right. The Company agrees, without cost or expense to the holder, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. Section 362.

      10.   Closing Conditions
            ------------------

            10.1 Conditions to the Company's Obligation to Sell. The Purchaser understands that the Company's obligation to sell the Initial Shares and the Additional Shares on the Initial Closing Date and the Additional Closing Date, respectively, pursuant to this Agreement is conditioned upon:

                  (a) the accuracy on each such date of the representations and warranties of Purchaser contained in this Agreement as if made thereon, and the performance by Purchaser on or before such date of all covenants and agreements of Purchaser required to be performed on or before such date;

                  (b) there not being in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained, nor there being any pending or threatened proceeding or investigation which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

            10.2. Conditions to Purchaser's Obligation To Purchase. The Company understands that Purchaser's obligation to purchase the Initial Shares and the Additional Shares on the Initial Closing Date and the Additional Closing Date, respectively, pursuant to this Agreement is conditioned upon:

                  (a) the accuracy in all material respects on each such date of the representations and warranties of the Company contained in this Agreement as if made on such date and the performance by the Company on or before each such date of all covenants and agreements of the Company required to be performed on or before such date;

                  (b) on or before each such date, Purchaser having received an opinion of counsel for the Company, dated on each such date, in the form of Exhibit E hereto;

                  (c) there not being in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained, nor there being any pending or threatened proceeding or investigation which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement; and

                  (d) from and after the date hereof to and including the Initial Closing Date and the Additional Closing Date, the trading of the Common Stock shall not have been suspended by the SEC or the NASD.

      11. Redemption. From time to time during the ninety day period commencing with the Initial Closing Date, the Company shall have the right, upon ten-days notice to Purchaser (a "Redemption notice") (provided, that, such redemption is effected within such 90 day period), to redeem any and all of the Initial Shares at a per share redemption price equal to the higher of (i) 115% of the Initial Purchase Price and (ii) the Closing Bid Price on the business day immediately prior to the redemption date. The redemption price shall be paid in cash. This provision shall terminate in the event that the Company fails to timely consummate a redemption once it has given a Redemption Notice.

      12. INTENTIONALLY OMITTED.

      13.   General Provisions.
            ------------------

            13.1 Assignment. Neither this Agreement nor any rights of Purchaser hereunder may be assigned by either party to any other person without the prior written consent of the Company.

            13.2 Attorneys' Fees. In the event any dispute arises under this Agreement or the documents or instruments executed and delivered in connection with this Agreement, and the parties hereto resort to litigation to resolve such dispute, the prevailing party in any such litigation, in addition to all other remedies at law or in equity, shall be entitled to an award of costs and fees from the other party, which costs and fees shall include, without limitation, reasonable attorneys' fees and legal costs.

            13.3 Choice of Law; Venue. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of Wilmington or the state courts of the State of Delaware sitting in the City of Wilmington in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

            13.4 Costs and Expenses. The parties shall be responsible for and shall pay their own costs and expenses, including without limitation attorneys' fees and accountants' fees and expenses, in connection with the conduct of the due diligence inquiry, negotiation, execution and delivery of this Agreement and the instruments, documents and agreements executed in connection with this Agreement.

            13.5 Counterparts/Facsimile Signatures. This Agreement may be executed in one or more counterparts, each of which when so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

            13.6 Entire Agreement: Amendment. This Agreement, together with the exhibits to this Agreement and the other instruments and documents delivered in connection with this Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement or therein. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

            13.7 Headings. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

            13.8 Notices. All notices or other communications provided for under this Agreement shall be in writing, and mailed, telecopied or delivered by hand delivery or by overnight courier service, as follows:

                  If to the Company:

                  Adrenalin Interactive, Inc.
                  5301 Beethoven Street, Suite 255
                  Los Angeles, CA  90066
                  Fax No.:  (310) 821-4251
                  Attention:  Jay Smith, III, President

                  With a copy to:

                  Sheppard, Mullin, Richter & Hampton LLP
                  333 South Hope Street, 48th Floor
                  Los Angeles, CA  90071
                  Attention:  Jon W. Newby, Esquire
                  Fax No.:  (213) 620-1398

                  and to:

                  Alexander C. McGilvray, Jr., Esquire
                  Clark & Trevithick
                  800 Wilshire Boulevard, 12th Floor
                  Los Angeles, CA  90017 McGilvary
                  Attention: Alexander C. McGilvray, Jr., Esquire Fax No.: (213) 624-9441

                  If to Purchaser:

                  Escalade Investors, LLC
                  c/o WEC Asset Management  LLC
                  One World Trade Center
                  Suite 4563
                  New York, NY  10046
                  Fax No.:  (212) 775-9311

                  With a copy to:

                  Krieger & Prager, Esqs.
                  319 Fifth Avenue
                  New York, NY  10016
                  Attention:  Samuel M. Krieger, Esq.
                  Tel No.:  (212) 689-3322
                  Fax No.:  212) 213-2077

All notices and communications shall be effective as follows: When mailed, upon three (3) business days after deposit in the mail (postage prepaid); when telecopied, upon confirmed transmission of the telecopied notice; when hand delivered, upon delivery; and when sent by overnight courier, the next business day after deposit of the notice with the overnight courier.

            13.9 Publicity. Purchaser acknowledges that this Agreement and all or part of the Transaction Documents may be deemed to be "material contracts" as that term is defined by Item 601(b)(10) of Regulation S-B, and that the Company may therefore be required to file such documents as exhibits to reports or registration statements filed under the Securities Act or the Exchange Act. Purchaser further agrees that the status of such documents and materials as material contracts shall be determined solely by the Company, in consultation with its counsel. Purchaser consents to the Company's public disclosure of this Agreement in accordance with the Securities Act and the Exchange Act.

            13.10 Severability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

            13.11 Survival Of Representations And Warranties. The Company's representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Securities, and shall inure to the benefit of Purchaser and its successors and permitted assigns.

            3.12 Schedules and Exhibits. The schedules and exhibits attached to this Agreement are a part hereof, as if fully set forth herein.


      IN WITNESS WHEREOF, the parties named below have caused this Agreement to be executed and delivered as of the date first above written.


                              PURCHASER:

                              ESCALADE INVESTORS LLC


                              By:
                                 ----------------------------------------

                                    Its:
                                         --------------------------------


                              By:
                                 ----------------------------------------

                                    Its:
                                         --------------------------------


                              THE COMPANY:

                              ADRENALIN INTERACTIVE, INC.


                              By:
                                 ----------------------------------------

                                    Its:
                                         --------------------------------

                                  Exhibit A

                                 DEFINITIONS

"Additional Closing" means the closing of the transactions described in Section 1.2.

"Additional Closing Date" means the date on which the Additional Closing takes place.

"Additional Shares" is defined in Section 1.2.

"Additional Warrant" means a warrant in the form of Exhibit B hereto to purchase a number of shares of Common Stock equal to ten percent (10%) of the number of Additional Shares.

"Affiliate" has the meaning set forth in the Exchange Act and the rules and regulations thereunder.

"Business Day" means a day on which the Nasdaq stock market is open for regular trading.

"Closing Bid Price" as of any date means the closing bid price of Common Stock on such date as reported by Bloomberg LP.

"Closing Date" means either the Initial Closing Date or the Additional Closing Date.

"Common Stock" means common stock, $.03 par value per share, of the Company.

"Effective Date" means the effective date of the registration statement filed pursuant to the Registration Rights Agreement.

"Escrow Agent" means the Person appointed as Escrow Agent under the Joint Escrow Instructions.

"Escrow Funds" means the funds held by the Escrow Agent under the Joint Escrow Instructions together with all interest and income earned thereon.

"Exchange Act" is defined in Section 3.8.

"Initial Repricing Period" means the period commencing ninety (90) days after the Initial Closing Date and ending ninety (90) days thereafter; provided that if the Effective Date occurs more than ninety (90) days after the Initial Closing Date, the Initial Repricing Period shall commence on such date or on such later date on or prior to the Effective Date as the Purchaser may designate in writing and end ninety (90) days thereafter.

"Initial Closing" means the closing of the transactions described in Section
1.1.

"Initial Closing Date" means the date on which the Initial Closing takes place.

"Initial Purchase Price" is defined in Section 1.1.

"Initial Repricing Shares" is defined in Section 2.3(a).

"Initial Shares" is defined in Section 1.1.

"Initial Warrant" means a warrant in the form of Exhibit B hereto.

"Joint Escrow Instructions" means the joint escrow instructions in the form of Exhibit C hereto.

"Material Adverse Effect" is defined in Section 4.5.

"McGlen Merger" means the merger of McGlen Micro, Inc. and the Company contemplated by the Agreement and Plan of Merger dated as of April 28, 1999, provided that no less than 12,000,000 shares of Common Stock are issued in such merger.

"Person" means an individual, corporation, partnership, association, trust, estate or other entity or organization, including a governmental entity or agency.

"Registration Rights Agreement" means the registration rights agreement in the form of Exhibit D hereto.

"Relevant Purchase Price" means, (i) with respect to the Initial Shares, the Initial Purchase Price and (ii) with respect to the Additional Shares, the Additional Purchase Price.

"Repricing Shares" mean the Initial Repricing Shares and the Second Repricing Shares.

"SEC" means the Securities and Exchange Commission.

"SEC Documents" is defined in Section 4.2.

"Second Repricing Period" means the period commencing immediately on the end of the Initial Repricing Period and ending ninety (90) days thereafter.

"Second Repricing Shares" is defined in Section 2.3(b).

"Securities" means the Initial Shares, the Additional Shares, the Repricing Shares, the Warrants and the shares issuable under the Warrants.

"Securities Act" is defined in Recital B.

"Subsidiaries" is defined in Section 4.5

"Transaction Documents" is defined in Section 3.7.

"Warrants" means the Initial Warrant and the Additional Warrant.

                                                                 Exhibit 4.2
                                                                 -----------

                                  EXHIBIT D
                                     TO
                       COMMON STOCK PURCHASE AGREEMENT


                        REGISTRATION RIGHTS AGREEMENT


            THIS REGISTRATION RIGHTS AGREEMENT, dated as of July 12, 1999 (this "Agreement"), is made by and between ADRENALIN INTERACTIVE, INC., a Delaware corporation (the "Company"), and ESCALADE INVESTORS LLC, a Delaware limited liability company (the "Initial Investor").

                            W I T N E S S E T H:

            WHEREAS, upon the terms and subject to the conditions of the Common Stock Purchase Agreement, dated as of July 12, 1999, between the Initial Investor and the Company (the "Common Stock Purchase Agreement"; terms not otherwise defined herein shall have the meanings ascribed to them in the Common Stock Purchase Agreement), the Company has agreed to issue and sell to the Initial Investor the Initial Shares, the Additional Shares and the Warrants;

            WHEREAS, the Company has agreed to issue the Repricing Shares upon the terms and subject to the conditions contained in the Common Stock Purchase Agreement, and the Warrants may be exercised for the purchase of shares of Common Stock (the "Warrant Shares") upon the terms and conditions of the Warrants; and

            WHEREAS, to induce the Initial Investor to execute and deliver the Common Stock Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), with respect to the Initial Shares, the Additional Shares, the Repricing Shares, and the Warrant Shares.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agree as follows:

            1.    Definitions.

                  As used in this Agreement, the following terms shall have the following meanings:

            (i) "Investor" means the Initial Investor and any permitted transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

            (ii) "Potential Material Event" means any of the following: (a) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced by a determination in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would reasonably likely be detrimental to the business and affairs of the Company; (b) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, reasonably likely be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the registration statement would reasonably likely be materially misleading absent the inclusion of such information; or (c) the occurrence of any events described in Section 3(e) or (f).

            (iii) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to under the Securities Act or any successor rule providing for offering securities on a continuous basis, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

            (iv) "Registrable Securities" means (a) the Initial Shares, (b) the Additional Shares, (c) the Repricing Shares, (d) the Warrant Shares, and (e) any other shares issued as a stock split or stock dividend in respect of the shares referred to in clauses (a) through (d); provided, however, that shares of Common Stock shall only be treated as Registrable Shares if and so long as (x) they have not been sold to or through a broker or dealer or underwriter in a public distribution or otherwise pursuant to an effective registration statement under the Securities Act, (y) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(l) thereof (including any sale pursuant to Rule 144 under the Securities Act or any similar provision) so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, or (z) if the Investor shall have received from the Company an opinion of counsel reasonably acceptable to the Investor stating that they may immediately be resold by the Investor pursuant to Rule 144(k) under the Securities Act.

            (v) "Registration Statement" means a registration statement of the Company under the Securities Act covering the Registrable Securities.

      2.    Registration.

            (a)   Mandatory Registration.

            (i) The Company shall prepare and file with the SEC, no later than thirty (30) days after the Initial Closing Date (the "Required Filing Date"), either a Registration Statement on Form S-3 or an amendment to an existing Registration Statement, in either event registering for resale by the Investors a sufficient number of shares of Common Stock for the Investors to sell the Registrable Securities (or such lesser number as may be required by the SEC, but in no event less than two hundred percent (200%) of the Initial Shares, the Additional Shares, either the actual number of such shares, if known, or, if not, calculated as if the Additional Purchase Price equals the Initial Purchase Price, and the Warrant Shares subject to the Initial Warrant; provided, however, that if the Initial Repricing Period or the Second Repricing Period has lapsed without Initial Repricing Shares or Second Repricing Shares, respectively, being issuable, the Company shall have the right to amend the Registration Statement to reduce the number of shares covered thereby to account therefor). The Company will use its reasonable best efforts to cause such Registration Statement to be declared effective on a date (a "Required Effective Date") which is no later than the earlier of (x) five (5) days after notice by the SEC that it may be declared effective or (y) ninety (90) days after the Initial Closing Date.

                  (ii) If at any time (an "Increased Registered Shares Date"), the number of the Initial Shares, the Additional Shares, the Repricing Shares or the Warrant Shares exceeds the aggregate number of shares of Common Stock then registered, the Company shall either (x) amend the Registration Statement filed by the Company pursuant to the preceding provisions of this Section 2, if such Registration Statement has not been declared effective by the SEC at that time, to register such excess number, or (y) if such Registration Statement has been declared effective by the SEC at that time, file with the SEC an amendment to such Registration Statement or a new Registration Statement to register such excess number. The Company will use its reasonable best efforts to cause such Registration Statement or such amended or new Registration Statement, as applicable, to be declared effective on a date (a "Required Effective Date") which is no later than (q) with respect to a Registration Statement under clause
(x) of this subparagraph (ii), the Required Effective Date contemplated by the immediately preceding subparagraph (i) and (r) with respect to the amended or new Registration Statement under clause (y) of this subparagraph (ii), the earlier of (I) five (5) days after notice by the SEC that it may be declared effective or (II) forty-five (45) days after the Increased Registered Shares Date.

            (b)   Payments by the Company.

                  (i) If the Registration Statement covering the Registrable Securities is not filed in proper form with the SEC by the Required Filing Date, the Company will make payment to the Initial Investor in such amounts and at such times as shall be determined pursuant to this Section 2(b).

                 (ii) If the Registration Statement covering the Registrable Securities is not effective by the relevant Required Effective Date (other than due to a Suspension Period (as defined below)) or if the Investor is restricted from making sales of Registrable Securities covered by a previously effective Registration Statement at any time after the Effective Date (other than during a Suspension Period (as defined below)) each such date being a "Restricted Sale Date", then the Company will make payments to the Initial Investor in such amounts and at such times as shall be determined pursuant to this Section 2(b).

                 (iii) The amount (the "Periodic Amount") to be paid by the Company to the Initial Investor shall be determined as of each Computation Date (as defined below) and such amount shall be equal to (A) the Periodic Amount Percentage (as defined below) of the purchase price paid by the Initial Investor for all Common Stock theretofore purchased pursuant to the Common Stock Purchase Agreement (the "Purchase Price"), for the period from the date following Required Effective Date to the first relevant Computation Date, and (B) the Periodic Amount Percentage of the Purchase Price to each Computation Date thereafter. The "Periodic Amount Percentage" means two percent (2.0%) pro rated for periods less than 30 days. By way of illustration and not in limitation of the foregoing, if the Registration Statement is timely filed but is not declared effective until one hundred sixty-five (165) days after the Initial Closing Date, the Periodic Amount will aggregate five percent (5.0%) of the Purchase Price of the Common Stock (2.0% for days 91-120, 2.0% for days 121-150, and 1% for days 151-165).

                  (iv) Each Periodic Amount will be payable by the Company in cash or other immediately available funds to the Investor on the day after the Required Effective Date and each thirtieth day thereafter, without requiring demand therefor by the Investor.

                   (v) The parties acknowledge that the damages which may be incurred by the Investor if the Registration Statement has not been declared effective by the relevant Required Effective Date, including if the right to sell Registrable Securities under a previously effective Registration Statement is suspended, may be difficult to ascertain. The parties agree that the Periodic Amount represents a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of such damages.

                 (vi) Notwithstanding the foregoing, the amounts payable by the Company pursuant to this provision shall not be payable to the extent any delay in the effectiveness of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the Initial Investor or its counsel, or in the event all of the Registrable Securities may be sold pursuant to Rule 144 or another available exemption under the Act.

                 (vii) "Computation Date" means (i) the date which is the earlier of (A) thirty (30) days after the Required Filing Date or the Required Effective Date, as the case may be, or (B) the date after the Required Filing Date, or the Required Effective Date on which the Registration Statement is filed (with respect to payments due as contemplated by this Section 2(b)) or is declared effective, as the case may be, and (ii) each date which is the earlier of (A) thirty (30) days after the previous Computation Date or (B) the date after the previous Computation Date on which the Registration Statement is filed (with respect to payments due as contemplated by this Section 2(b)) or is declared effective, as the case may be.

      3. Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall do each of the following:

            (a) Prepare promptly, and file with the SEC by the Required Filing Date, a Registration Statement with respect to not less than the number of Registrable Securities provided in Section 2(a) above, which shall contain the "Plan of Distribution" attached hereto as Annex A (except if otherwise directed by the Investors), and thereafter use its reasonable best efforts to cause such Registration Statement relating to Registrable Securities to become effective by the Required Effective Date and keep the Registration Statement effective at all times until the earliest (the "Registration Period") of (i) the date that is two
(2) years after the Initial Closing Date, (ii) the date when the Investors may sell all Registrable Securities under Rule 144 or (iii) the date the Investors no longer own any of the Registrable Securities, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

            (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

            (c) The Company shall permit a single firm of counsel designated by the Initial Investors to review the Registration Statement and all amendments and supplements thereto a reasonable period of time (but not less than three (3) business days) prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects;

            (d) Furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company, (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and all correspondence from and with the Securities and Exchange Commission, and (ii) such number of copies of a prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

            (e) As promptly as practicable after becoming aware thereof, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

            (f) As promptly as practicable after becoming aware thereof, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

            (g) Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the Investors in writing of the existence of a Potential Material Event, the Investors shall not offer, sell or engage in any other transaction involving or relating to the Registrable Securities or any other securities of the Company nor shall they disclose to any Person the existence of the Potential Material Event or any information related thereto, to the extent not already disclosed to the public, from the time of the giving of notice with respect to the Potential Material Event until such Investor receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend the right to such holders of Registrable Securities for more than two twenty (20) days periods in the aggregate during any 12-month period ("Suspension Period") during the periods the Registration Statement is required to be in effect;

            (h) Use its reasonable efforts to secure and maintain designation of all the Registrable Securities covered by the Registration Statement on the "Small Capitalization Market" of the National Association of Securities Dealers Automated Quotations System ("NASDAQ") within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Securities on the NASDAQ SmallCap Market; or if, despite the Company's reasonable efforts to satisfy the preceding clause, the Company is unsuccessful in doing so, to secure NASDAQ SmallCap Market authorization and quotation for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities;

            (i) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

            (j) Cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Investors may reasonably request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an appropriate instruction and opinion of such counsel; and

            (k) Take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

            4. Obligations of the Investors. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

            (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. If at least five (5) business days prior to the filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor;

            (b) Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement; and

            (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), above, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

            5. Expenses of Registration. All reasonable expenses (other than underwriting discounts, commissions and, except as expressly provided in this
Section 5, any other expenses incurred by the Investors) incurred in connection with registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company and a fee for a single counsel for all of the Investors not exceeding $4,500, shall be borne by the Company.

            6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

            (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person" or "Indemnified Party"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to clause (b) of this Section 6, the Company shall reimburse the Investors, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (I) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (II) be available to the extent such Claim is based on a failure of the Investor to deliver or cause to be delivered the prospectus or the amendment or supplement thereto made available by the Company; (III) be available to the extent such Claim is based on the delivery of a prospectus by the Investor after receiving notice from the Company under Section 3(e), (f) or (g) hereof (other than a notice regarding the effectiveness of the Registration Statement or any amendment or supplement thereto), or (IV) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Each Investor will indemnify the Company and its officers, directors and agents (each, an "Indemnified Person" or "Indemnified Party") against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Investor, expressly for use in connection with the preparation of the Registration Statement or any amendment or supplement thereto, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company to this Section 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

            (b) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be. In case any such action is brought against any Indemnified Person or Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such Indemnified Person or Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Person or Indemnified Party under this Section 6 for any legal or other reasonable out of pocket expenses subsequently incurred by such Indemnified Person or Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The Indemnified Person or Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and out-of-pocket expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the Indemnified Person or Indemnified Party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

            7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of

Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) except where the seller has committed fraud (other than a fraud by reason of the information included or omitted from the Registration Statement as to which the Company has not given notice as contemplated under Section 3 hereof) or intentional misconduct, contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

      8. Reports under Exchange Act. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144;

            (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

            (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

            9. Assignment of the Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any transferee of the Registrable Securities only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment but within five (5) business days before the Effective Date, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (e) the number of Shares transferred to the transferee is not less than 100,000. In the event of any delay in filing or effectiveness of the Registration Statement as a result of such assignment, the Company shall not be liable for any damages or the payments set forth in Section 2(b)(ii) hereof arising from such delay.

            10. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold an eighty (80%) percent interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

            11.   Miscellaneous.

            (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities and shall be indemnified and held harmless by such registered owner for doing so.

            (b) Notices required or permitted to be given hereunder shall be given in the manner and to the addressed contemplated by the Common Stock Purchase Agreement, provided that, with respect to an Investor other than the Initial Investor, the address therefor shall be as set forth in the notice referred to in Section 9.

            (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

            (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of Wilmington or the state courts of the State of Delaware sitting in the City of Wilmington in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

            (e) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

            (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

            (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

            (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

            (i) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

            (j) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

            (k) Should any litigation or arbitration be commenced (including any proceedings in a bankruptcy court) between the parties concerning any provision of this Agreement or the rights and duties of any person or entity hereunder, the party prevailing in such proceedings shall be entitled, in addition to such other relief as may be granted, to the reasonable attorneys' fees and court costs incurred by reason of such litigation.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              COMPANY:
                              ADRENALIN INTERACTIVE, INC.


                              By:
                                 -----------------------------------
                              Name:
                              Title:


                              INITIAL INVESTOR:
                              ESCALADE INVESTORS LLC


                              By:
                                  -----------------------------------
                              Name:
                              Title:

                                  ANNEX A

                            PLAN OF DISTRIBUTION

      Sales of the shares of Common Stock offered by the Selling Stockholder for resale may be effected by or for the account of the Selling Stockholder from time to time in transactions (which may include block transactions) on the Nasdaq small capitalization system, in negotiated transaction transactions, through a combination of such methods of sale, or otherwise, at fixed prices that may be changed, at market prices prevailing at the time of sale or at negotiated prices. The Selling Stockholder may effect such transactions by selling the shares of Common Stock directly to purchasers, through broker-dealers acting as agents for the Selling Stockholder, or to broker-dealers who may purchase shares of Common Stock as principals and thereafter sell the shares from time to time in any one or more of such transactions. In effecting sales, broker-dealers engaged by the Selling Stockholder may arrange for other broker-dealers to participate. Such broker-dealers, if any, may receive compensation in the form of discounts, concessions or commissions from the Selling Stockholder and/or the purchasers of the shares of Common Stock for whom such broker-dealers may act as agents or to whom they may sell as principals, or both (which compensation, as a particular broker-dealer, might be in excess of customary commissions).

      The Company has agreed to bear all expenses of registration of the shares of Common Stock offered by the Selling Stockholder for resale, other than any commissions, discounts, concessions or other fees, if any, payable to broker-dealers in connection with any sale of the shares of Common Stock, which will be borne by the Selling Stockholder selling those shares or by the purchasers of such shares,

      The Company has agreed to indemnify the Selling Stockholder or its transferees or assignees against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments to which such Selling Stockholder or its pledgees, donees, transferees or other successors in interest may be required to make in respect thereof.

                                                                   Exhibit 4.3
                                                                   -----------

                                 EXHIBIT B TO
                        COMMON STOCK PURCHASE AGREEMENT
                           [PROTOTYPE FOR EACH ISSUANCE]

                               FORM OF WARRANT

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE APPLICABLE LAWS OF ANY STATE, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS (I) SUCH SALE OR TRANSFER IS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND AN EFFECTIVE QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS,
(II) SUCH SALE OR TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR
(III) THE ISSUER RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT SUCH SALE OR TRANSFER IS EXEMPT FROM SUCH REGISTRATION AND QUALIFICATION.

                          ADRENALIN INTERACTIVE, INC.

                        COMMON STOCK PURCHASE WARRANT

            1.    Issuance; Certain Definitions.
                  -----------------------------

                  In consideration of good and valuable consideration, the receipt of which is hereby acknowledged by ADRENALIN INTERACTIVE, INC., a Delaware corporation (the "Company"), ESCALADE INVESTORS LLC or registered assigns (the "Holder") is hereby granted the right to purchase at any time until 5:00 P.M., New York City time, on __________, 200_ (the "Expiration Date")1, _______________ (______)2 fully paid and nonassessable shares of the Company's Common Stock, par value $0.03 per share (the "Common Stock"), at an initial exercise price per share (the "Exercise Price") of $ ,3 ------------ subject to further adjustment as set forth herein. This Warrant is being issued pursuant to

--------

1    Date to be last day of month 3 years after date of Warrant.
2 Number to be filled in is to equal 10% of the Initial Shares (for the Initial Warrant) or Additional Shares (for the Additional Warrant).
3 Price to be filled in is $4.843 for Initial Warrant and equals 125% of the closing bid price of Common Stock on the date immediately prior to the Additional Closing Date for the Additional Warrant.

the terms of that certain Common Stock Purchase Agreement, dated as of July 12, 1999 (the "Purchase Agreement"), to which the Company and Holder (or Holder's predecessor in interest) are parties.

            2.    Exercise of Warrants.
                  --------------------

                  2.1 General. This Warrant is exercisable in whole or in part at any time and from time to time until the Expiration Date at the Exercise Price per share of Common Stock payable hereunder, payable in cash or by certified or official bank check, or by "cashless exercise," by means of tendering this Warrant Certificate to the Company to receive a number of shares of Common Stock equal in Market Value (as defined below) to the difference between the Market Value of the shares of Common Stock issuable upon exercise of this Warrant and the total cash exercise price thereof. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed (which Notice of Exercise Form may be submitted either by delivery to the Company or by facsimile transmission as provided in Section 8 hereof), together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. For the purposes of this Section 2, "Market Value" shall be an amount equal to the product of (A) the number of shares of Common Stock to be issued upon surrender of this Warrant Certificate, and (B) the average closing price of the Common Stock (or, if no closing price is available, the average of the bid and asked prices) for the five (5) trading days preceding the Company's receipt of the duly executed Notice of Exercise form as quoted by Nasdaq or, if not quoted on Nasdaq, such value as may be determined in good faith by the Company's Board of Directors.

                  2.2 Limitation on Exercise. Notwithstanding the provisions of this Warrant, the Purchase Agreement or of the other Transaction Documents (as defined in the Purchase Agreement), in no event (except (i) as specifically provided in this Warrant as an exception to this provision, or (ii) while there is outstanding a tender offer for any or all of the shares of the Company's Common Stock) shall the Holder be entitled to exercise this Warrant, or shall the Company have the obligation to issue shares upon such exercise of all or any portion of this Warrant, to the extent that, after such exercise the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Warrants), and (2) the number of shares of Common Stock issuable upon the exercise of the Warrants with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the Holder upon such exercise). For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as otherwise provided in clause (1) of such sentence. The Holder, by its acceptance of this Warrant, further agrees that if the Holder transfers or assigns any of the Warrants to a party who or which would not be considered such an affiliate, such assignment shall be made subject to the transferee's or assignee's specific agreement to be bound by the provisions of this Section 2.2 as if such transferee or assignee were the original Holder hereof.

            3. Reservation of Shares. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the "Warrant Shares").

            4. Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

            5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

            6.    Protection Against Dilution.
                  ----------------------------

                  6.1 Adjustment Mechanism. If an adjustment of the Exercise Price is required pursuant to this Section 6, the Holder shall be entitled to purchase such number of additional shares of Common Stock as will cause (i) the total number of shares of Common Stock Holder is entitled to purchase pursuant to this Warrant, multiplied by (ii) the adjusted Exercise Price per share, to equal (iii) the dollar amount of the total number of shares of Common Stock Holder is entitled to purchase before adjustment multiplied by the total Exercise Price before adjustment.

                  6.2 Capital Adjustments. In case of any stock split or reverse stock split, stock dividend, reclassification of the Common Stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of this Section 6 shall be applied as if such capital adjustment event had occurred immediately prior to the date of this Warrant and the original Exercise Price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof. A rights offering to stockholders shall be deemed a stock dividend to the extent of the bargain purchase element of the exercised rights.

                  6.3 Adjustment for Spin Off. If, for any reason, prior to the exercise of this Warrant in full, the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, then

            (a) the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the Holder's unexercised Warrants outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company (the "Outstanding Warrants") been exercised as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the exercise of all or any of the Outstanding Warrants, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Warrants then being exercised, and (II) the denominator is the amount of the Outstanding Warrants; and

            (b) the Exercise Price on the Outstanding Warrants shall be adjusted immediately after consummation of the Spin Off by multiplying the Exercise Price by a fraction (if, but only if, such fraction is less than 1.0), the numerator of which is the Average Market Price of the Common Stock for the five (5) trading days immediately following the fifth trading day after the Record Date, and the denominator of which is the Average Market Price of the Common Stock on the five (5) trading days immediately preceding the Record Date; and such adjusted Exercise Price shall be deemed to be the Exercise Price with respect to the Outstanding Warrants after the Record Date.

          7.    Transfer to Comply with the Securities Act; Registration Rights.
                ---------------------------------------------------------------

                  7.1 Transfer. This Warrant has not been registered under the Securities Act of 1933, as amended, (the "Act"), or qualified under applicable state securities laws and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act and qualification under applicable state securities laws relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act and qualification is not required under applicable state securities laws. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

                  7.2 Registration Rights. Reference is made to the Registration Rights Agreement (as that term is defined in the Purchase Agreement). The Company's obligations under the Registration Rights Agreement and the other terms and conditions thereof with respect to the Warrant Shares, including, but not necessarily limited to, the Company's commitment to file a registration statement including the Warrant Shares, to have the registration of the Warrant Shares completed and effective, and to maintain such registration, are incorporated herein by reference.

            8. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission, or, if mailed, two days after the date of deposit in the United States mails, as follows:

                  (i)   if to the Company, to:

                        Adrenalin Interactive, Inc..
                        5301 Beethoven Street, Suite 255
                        Los Angeles, CA  90006
                        Attn:  Jay Smith, III, Pres.
                        Telecopier No.:  (310) 821-4251
                        with a copy to:

                        Sheppard Mullin Richter & Hampton LLP
                        333 South Hope Street, 48th Floor
                        Los Angeles, CA  90071
                        Attn:  Jon W. Newby, Esq.
                        Telecopier No.:  (213) 620-1398

                        and to:

                        Alexander C. McGilvray, Jr., Esq.
                        Clark & Trevithick
                        800 Wilshire Boulevard, 12th Floor
                        Los Angeles, CA  90017
                        Telecopier No.:  (213) 624-9441

                  (ii) if to the Holder, to:

                        Escalade Investors, LLC
                        c/o WEC Asset Management LLC
                        One World Trade Center
                        Suite 4563
                        New York, NY  10046
                        Telecopier No.:  (212) 775-9311

                        with a copy to:

                        Krieger & Prager, Esqs.
                        319 Fifth Avenue
                        New York, NY  10016
                        Attn:  Samuel M. Krieger, Esq.
                        Telecopier No.:  (212) 213-2077

Any party may by notice given in accordance with this Section to the other parties designate another address or person for receipt of notices hereunder.

            9. Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein and therein.

            10. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of Wilmington or the state courts of the State of Delaware sitting in the City of Wilmington in connection with any dispute arising under this Warrant and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

            11. Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

            12. Descriptive Headings. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

            13. No Fractional Shares. No fractional shares of Common Stock shall be issued upon exercise of this Warrant. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall pay cash equal to the product of such fraction multiplied by the per share Market Value of one share of Common Stock on the date of exercise.

            14. Waivers Strictly Construed. With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (i) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party; and (ii) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

            15. Severability. The validity, legality or enforceability of the remainder of this Warrant shall not be affected even if one or more of its provisions shall be held to be invalid, illegal or unenforceable in any respect.

            16. Attorneys' Fees. Should any litigation or arbitration be commenced (including any proceedings in a bankruptcy court) between Holder and Company or their representatives concerning any provision of this Warrant or the rights and duties of any person or entity hereunder, the party prevailing in such proceeding shall be entitled, in addition to such other relief as may be granted, to the reasonable attorneys' fees and court costs incurred by reason of such litigation.

            IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the __ day of _____________ 1999.


                              ADRENALIN INTERACTIVE, INC.


                              By:_________________________________
                                 Name:_____________________
                                 Its:______________________

                         NOTICE OF EXERCISE OF WARRANT

      The undersigned hereby irrevocably elects to exercise the right,
represented by the Warrant Certificate dated as of          , 1999, to purchase
shares of the Common Stock, par value $0.03 per share, of ADRENALIN INTERACTIVE, INC. and tenders herewith payment in accordance with Section 1 of said Warrant Certificate.

      Please deliver the stock certificate to:







Dated:
      -------------------------------------



By:
      ------------------------------


|_|   CASH:       $
                   -------------------

|_|   CASHLESS EXERCISE

                                                                 Exhibit 4.4
                                                                 -----------

                                  EXHIBIT C
                                     TO
                       COMMON STOCK PURCHASE AGREEMENT


                          JOINT ESCROW INSTRUCTIONS


                              __________, 1999


Krieger & Prager, Esqs.
319 Fifth Avenue
New York, New York 10016

Attention:  Samuel M. Krieger, Esq.

Dear Mr. Krieger:

            The purpose of these joint escrow instructions (these "These Joint Escrow Instructions") is to set forth your duties and rights as escrow agent in connection with the transactions contemplated by the Common Stock Purchase Agreement by and between Adrenalin Interactive, Inc., a Delaware corporation (the "Company"), and Escalade Investors LLC, a Delaware limited liability company ("Buyer"), dated as of July 12, 1999, a copy of which is attached hereto as Exhibit A (the "Agreement"; capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided in the Agreement), as follows:

            1. You (the "Escrow Agent") shall act as the escrow agent and custodian of the Company and Buyer to hold, invest and disburse the Additional Purchase Price and the earnings thereon (the "Escrow Interest"; and together with the Escrow Principal, the "Escrow Funds"), and to hold and deliver the Additional Certificates in accordance with the terms of these Joint Escrow Instructions.

            2. The Escrow Agent shall, as promptly as feasible, notify the Company of receipt of the Additional Purchase Price. The Escrow Agent shall deposit the Additional Purchase Price in the Escrow Agent's attorney escrow account at The Bank of New York.

            3. The Escrow Agent shall be entitled to reimbursement for reasonable documented expenses, payable from the Escrow Funds. Any Fees payable to Escrow Agent shall be paid by Buyer.

            4. The Escrow Agent shall distribute the Escrow Funds to the Company
(i) in accordance with written instructions executed and delivered by Buyer, provided that the Escrow Agent has received the Additional Certificates, or (ii) in accordance with a certified copy of a court order or decree evidencing a final judgment or other order or decree. The Escrow Agent shall release the Escrow Funds to Buyer only in accordance with (i) joint written instructions executed and delivered by Buyer and the Company or (ii) a certified copy of a court order evidencing a final judgment or other order.

            5. The Escrow Agent shall distribute the Additional Certificates to Buyer only (i) upon the Escrow Agent's distribution of the Escrow Funds to the Company, or (ii) in accordance with a certified copy of a court order or decree evidencing a final judgment or other order or decree. The Escrow Agent shall return the Additional Certificates to the Company only in accordance with (i) joint written instructions executed and delivered by Buyer and the Company or
(ii) a certified copy of a court order evidencing a final judgment or other order.

            6. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, Buyer and the Escrow Agent.

            7. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith; provided in all cases that the Escrow Agent has not acted negligently or with wilful misconduct.

            8. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other Person, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

            9. The Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

            10. The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor at Escrow Agent's expense. The Escrow Agent has acted as legal counsel for Buyer and may continue to act as legal counsel for Buyer, from time to time, notwithstanding its duties as the Escrow Agent hereunder. The Company consents to the Escrow Agent acting in such capacity as legal counsel for Buyer and waives any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Company understands that Buyer and the Escrow Agent are relying explicitly on the foregoing provision in entering into these Joint Escrow Instructions.

            11. The Escrow Agent may at any time resign by giving written notice of such resignation to Buyer and the Company. The Escrow Agent shall not be discharged from its duties and obligations hereunder until a successor the Escrow Agent which shall have been designated by Buyer and the Company shall have executed and delivered an escrow agreement in substantially the form of these Joint Escrow Instructions, and any Escrow Funds then held by the Escrow Agent hereunder shall have been delivered to such successor the Escrow Agent.

            12. For purposes of federal and other taxes based on income, Buyer shall be treated as owner of the Escrow Funds. Buyer shall furnish such tax reporting or other information as shall be appropriate for the Escrow Agent to comply with applicable United States laws.

            13. If the Escrow Agent reasonably requires other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

            14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the Additional Certificates or the Escrow Funds held by the Escrow Agent hereunder, the Escrow Agent is (i) except as provided in Paragraphs 4 and 5 above, authorized and directed to retain in the Escrow Agent's possession without liability to anyone the Additional Certificates and the Escrow Funds until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (ii) notwithstanding Paragraphs 4 and 5 above, authorized and directed, in its sole discretion, to deliver the Escrow Funds and the Additional Certificates to a state or federal court having competent subject matter jurisdiction and located in the State of New York and City of New York in accordance with the applicable procedure therefor.

            15. The Company and Buyer agree jointly and severally to indemnify and hold harmless the Escrow Agent from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder other than any such claim, liability, cost or expense to the extent the same shall (a) have been tax obligations in connection with Escrow Agent's fee hereunder, or (b) have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the negligence or willful misconduct of the Escrow Agent, or (c) be a liability, or arise from liability, to either the Company or Buyer.

            16. Any notice required or permitted hereunder shall be given in manner and to the addresses provided in the Section headed "NOTICES" in the Agreement, the terms of which are incorporated herein by reference; provided that the address for the Escrow Agent shall be as provided above.

            17. Except as otherwise provided herein, all amounts owing hereunder shall be paid within three (3) business days after the date on which due and shall be paid in immediately available funds by cashier's check or by wire transfer to an account designated by the recipient.

            18. By signing these Joint Escrow Instructions, the Escrow Agent becomes a party hereto only for the purpose of these Joint Escrow Instructions; the Escrow Agent does not become a party to the Agreement.

            19. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns and shall be governed by the laws of the State of New York without giving effect to principles governing the conflicts of laws. A facsimile transmission of these instructions signed by the Escrow Agent shall be legal and binding on all parties hereto.

            20. The rights and obligations of any party hereto are not assignable without the written consent of the other parties hereto. These Joint Escrow Instructions constitute the entire agreement amongst the parties with respect to the subject matter hereof.

            21. These Joint Escrow Instructions may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

            22. Whenever possible, each provision of these Joint Escrow Instructions shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of these Joint Escrow Instructions is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of these Joint Escrow Instructions.

            23. If any legal action or other proceeding is brought for the enforcement of these Joint Escrow Instructions or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions hereof, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.


                              BUYER:

                              ESCALADE INVESTORS LLC


                              By:
                                 ----------------------------------------

                                    Its:
                                         --------------------------------


                              By:
                                 ----------------------------------------

                                    Its:
                                         --------------------------------



                              THE COMPANY:

                              ADRENALIN INTERACTIVE, INC.


                              By:
                                 ----------------------------------------

                                    Its:
                                         --------------------------------

ACCEPTED BY ESCROW AGENT:
KRIEGER & PRAGER

By: _______________________________________
Date: _____________________________________






                                   -6-

                                                                    Exhibit 99
                                                                    ----------


ADRENALIN ANNOUNCES COMPLETION OF $2 MILLION FINANCING FOR
MERGER WITH McGLEN MICRO

Adrenalin Interactive, Inc. (NASDAQ: ADRN) today announced it has completed its $2,000,000 financing. The proceeds of the financing will be used to fund expenses arising from the previously announced McGlen merger, including legal and accounting fees, other merger related expenses, working capital, and immediate operational obligations of the company.

Of the $2,000,000, Adrenalin has received gross proceeds of $1,250,000 from the sale of 293,255 shares of its Common Stock ($4.2625 per share which represented a 10% premium over the market price of the shares at last Friday's close). The remaining $750,000 will be placed in escrow prior to the merger with McGlen and will be funded upon the completion of the merger. The company Common Stock to be sold for the $750,000 will be priced at 10% over the market price at the time of funding.

Please refer to the Form 8-K filed by the company today with the Securities and Exchange Commission for additional terms of the financing, including, redemption rights, repricing rights, registration rights, above market warrants, restrictions on certain future issuances by the company and resale restrictions.

The offer and sale of the securities referred to herein have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or qualified under any state or non-U.S. securities laws, such securities are being offered and sold in reliance on the exemptions afforded by Regulation D promulgated under the Securities Act. The securities may not be transferred or resold without registration and qualification under the Securities Act and applicable state and non-U.S. securities laws, unless an exemption from registration and qualification under the Securities Act and such laws is then available.

The ability of the company to consummate the proposed merger with McGlen Micro, Inc. is subject to satisfaction of various conditions, including regulatory and shareholder approval, as disclosed in previous filings by the company with the Securities and Exchange Commission. Accordingly, the company can give no assurance that such merger will be consummated. If such merger is not consummated, or certain other closing conditions are not met, the investor will not be obligated to fund the $750,000 referenced above.



                                   - 2 -

                                 Page 67 of 67